Exhibit 99.5

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(AMOUNTS AND SHARES IN THOUSANDS)

The following unaudited pro forma consolidated financial statements give effect to the acquisition of Banner Midstream Corp., White River Holdings Corp., and Shamrock Upstream Energy LLC. The White River Holdings Corp. figures include White River Energy LLC and White River Operating LLC., collectively referred to as Banner (“Banner”) as of December 31, 2019 by Ecoark Holdings, Inc. (“Ecoark” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On March 27, 2020, Banner Midstream Corp. acquired both White River Holdings Corp., and Shamrock Upstream Energy LLC, and then was acquired by Ecoark. Ecoark issued 8,945 shares of common stock valued at $4,866 to acquire Banner Midstream Corp. This transaction was completed and Ecoark was the surviving entity and Banner Midstream Corp., along with White River Holdings Corp. and Shamrock Upstream Energy LLC became wholly-owned subsidiaries.

In addition, on May 31, 2019, the Trend Discovery Holdings LLC (“Trend Discovery”) through a newly formed company, Trend Discovery Holdings, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark to acquire 100% of Trend Discovery pursuant to a merger of Trend Discovery with and into Ecoark (the “Merger”). The Merger was completed on May 31, 2019 and as agreed in the Merger Agreement, Ecoark is the surviving entity in the Merger and the separate corporate existence of Trend Discovery has ceased to exist. Pursuant to the terms of the Merger, Trend Discovery Holdings, Inc. exchanged their shares into 5,500 shares of Ecoark valued at $3,236.

These transactions are being accounted for as an acquisition. No cash was paid relating to the acquisitions.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2019 (Banner Midstream Corp. and Shamrock Upstream Energy LLC), from April 1, 2019 (Inception) through December 31, 2019 (White River Holdings Corp.) and for the nine months ended December 31, 2019 (Ecoark) of the Company and Banner gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2018 (Banner Midstream Corp., Shamrock Upstream Energy LLC and Trend Discovery) and March 31, 2019 (Ecoark) of the Company, Banner and Trend Discovery gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at December 31, 2019 assumes the effects of the above as if this transaction had occurred as of January 1, 2018 (Banner Midstream Corp., Shamrock Upstream Energy, Inc., and Trend Discovery), April 1, 2019 (White River Holdings Corp.) and April 1, 2018 (Ecoark).

ECOARK HOLDINGS, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

(AMOUNTS AND SHARES IN THOUSANDS)

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited consolidated financial statements as of and for the year ended March 31, 2019 and audited consolidated financial statements of Trend Discovery as of and for the year ended December 31, 2018, audited consolidated financial statements of Banner Midstream Corp. as of and for the years ended December 31, 2019 and 2018, audited financial statements of Shamrock Upstream Energy LLC as of and for the years ended December 31, 2019 and 2018, and the audited combined financial statements of White River Operating LLC and White River Energy LLC as of June 30, 2019 and for the period April 1, 2019 (Inception) through June 30, 2019 and the unaudited combined financial statements of White River Holdings Corp, White River Operating LLC and White River Energy LLC as of December 31, 2019 and for the six months ended December 31, 2019.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results. We refer you to the above referenced financial statements as well as to the Company’s annual report on Form 10-K for the year ended March 31, 2020 for additional disclosure regarding these acquisitions.

ECOARK HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE/TWELVE MONTHS ENDED DECEMBER 31, 2019

FOR THE YEAR ENDED MARCH 31, 2019/DECEMBER 31, 2018

(AMOUNTS AND SHARES IN THOUSANDS)

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Banner is being accounted for as a business combination, whereby Ecoark is the acquirer.

NOTE B – ADJUSTMENT

(1)	To record the acquisition of Banner (March 27, 2020) which includes the adjustment of certain amounts to their respective fair values for changes in those amounts for the current fiscal year. Ecoark acquired Banner for $4,866 (8.945 shares of common stock) and assumed debt of approximately $11,774.

(2)	Represents the conversion of a credit facility and accrued interest of $2,275 (3,855 shares of common stock).

(3)	Represents the exercise of warrants that contained derivative liabilities into shares of common stock.

(4)	Collection of accounts receivable through March 27, 2020.

(5)	Payment of accounts payable through March 27, 2020.

(6)	Represents subsequent events for issuance of common shares and conversion of debt, including the exercise of warrants and stock options through June 29, 2020.

(7)	Represents repayment of debt through June 29, 2020.

(8)	Represents activity of Ecoark from January 1, 2020 through March 27, 2020.

(9)	Represents estimated change in depreciation, amortization, depletion and accretion as if Banner was operating in full capacity.

(10)	Represents estimated change in interest expense as a result of the conversion/repayment of debt that has occurred through June 29, 2020.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING (in thousands)

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2019:

EARK Weighted Average Shares Outstanding	61,342

Pro forma adjustments	29,722

Pro forma shares outstanding	91,064

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2019

(IN THOUSANDS)

	Ecoark Holdings,	Banner Midstream	White River				Pro Forma Ecoark Holdings,
	Inc.	Corp.	Holdings	Shamrock		Adjustments	Inc.
ASSETS

CURRENT ASSETS
Cash and restricted cash	$106	$227	$101	$55	(4)	$96	$5,621
					(5)	(179)
					(6)	7,013
					(7)	(1,798)
Accounts receivable, net of allowance	96	44	-	-	(1)	128	172
					(4)	(96)
Prepaid expenses and other current assets	420	523	11	-	(1)	238	1,192
Total current assets	622	794	112	55		5,402	6,985

NON-CURRENT ASSETS
Goodwill	3,223	-	-	-	(1)	7,002	10,225
Property and equipment, net	608	3,489	-	42	(1)	(174)	3,965
Intangible assets	-	-	-	-	(1)	2,350	2,350
Oil and gas properties	-	-	520	582	(1)	5,033	6,135
Right of use assets	-	779	-	-	(1)	(48)	731
Assets of discontinued operations	-	249	-	-		-	249
Other assets	25	-	-	-		-	25
Total non-current assets	3,856	4,517	520	624		14,163	23,680

TOTAL ASSETS	$4,478	$5,311	$632	$679		$19,565	$30,665

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$368	$2,201	$270	$4	(1)	$(2,092)	$61
					(5)	(179)
					(6)	(511)
Accrued liabilities	774	-	-	-	(1)	2,762	3,286
					(2)	(250)
Current liabilities of discontinued operations	-	228	-	-		-	228
Current portion of lease liability	-	220	-	-	(1)	2	222
Current portion of long-term debt	2,435	5,412	-	50	(1)	1,029	1,759
					(2)	(2,525)
					(6)	(3,942)
					(7)	(700)
Note payable - related parties	403	2,029	275	-	(7)	(1,023)	1,684
Due to prior owners	-	-	-	-	(1)	2,358	2,283
					(7)	(75)
Derivative liabilities	3,759	-	-	-	(3)	(984)	2,775
Total current liabilities	7,739	10,090	545	54		(6,130)	12,298

NON-CURRENT LIABILITIES
Asset retirement obligations				223			223
Long-term debt, net of current portion	-	463	-	-	(1)	(42)	421
Lease liability, net of current portion	-	566	-	-	(1)	(56)	510
Total current liabilities	-	1,029	-	223		(98)	1,154

COMMITMENTS AND CONTINGENCIES	-	-	-	-		-	-
Total liabilities	7,739	11,119	545	277		(6,228)	13,452

STOCKHOLDERS’ EQUITY (DEFICIT) (Numbers of shares rounded to thousands)

Preferred stock, $0.001 par value	-	-	-	-		-	-
Common stock, $0.001 par value	69	1	-	-	(1)	9	99
					(1)	(1)
					(2)	4
					(3)	4
					(6)	13
Additional paid-in capital	125,681	2,539	-	-	(1)	4,857	146,973
					(1)	(2,539)
					(2)	2,771
					(3)	2,046
					(6)	11,618
Accumulated deficit	(127,340)	(8,348)	87	402	(1)	8,242	(128,188)
					(3)	(1,066)
					(6)	(165)
Treasury stock, at cost	(1,671)	-	-	-		-	(1,671)
Total stockholders’ equity (deficit)	(3,261)	(5,808)	87	402		25,793	17,213

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,478	$5,311	$632	$679		$19,565	$30,665

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE/TWELVE MONTHS ENDED DECEMBER 31, 2019

(IN THOUSANDS)

	Ecoark Holdings, Inc.	Banner Midstream Corp.	White River Holdings	Shamrock		Adjustments	Pro Forma Ecoark Holdings, Inc.
	(Nine Months)		(April 1, 2019 (Inception)
			through December 31, 2019)
CONTINUING OPERATIONS
Revenues	$219	$14,715	$593	$37	(8)	$129	$15,693

Cost of revenues	(128)	(10,228)	(549)	(270)	(8)	(37)	(11,212)

Gross profit	91	4,487	44	(233)		92	4,481

OPERATING EXPENSES
Salary and salary related costs	-	1,940	-	-		-	1,940
Professional fees and consulting	-	-	-	-			-
Other selling, general and administrative expenses	5,680	3,516	893	115	(8)	1,625	12,579
					(9)	750
Research and development	2,109	-	-	-	(8)	363	2,472
Total operating expenses	7,789	5,456	893	115		2,738	16,991

Loss from continuing operations	(7,698)	(969)	(849)	(348)		(2,646)	(12,510)

OTHER INCOME (EXPENSE)
Change in fair value of derivative liability	(2,392)	-	-	-	(8)	2,023	(369)
Loss on exchange of warrants for common stock	(1,059)	-	-	-	(8)	(1,040)	(2,099)
Gain on conversion of credit facility	-	-	-	-	(8)	541	541
Gain on sale of equipment/properties	16	-	134	-		-	150
Forgiveness of debt	-	300	-	-		-	300
Other income (expense)	-	(1,099)	-	-		-	(1,099)
Interest expense, net	(323)	(2,866)	(8)	(3)	(8)	(100)	(1,300)
					(10)	2,000
Total other income (expense)	(3,758)	(3,665)	126	(3)		3,424	(3,876)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES AND DISCONTINUED OPERATIONS	(11,456)	(4,634)	(723)	(351)		778	(16,386)
Loss from discontinued operations	2	(5)	-	-		-	(3)
Total discontinued operations	2	(5)	-	-		-	(3)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(11,454)	(4,639)	(723)	(351)		778	(16,389)
Provision for income taxes	-	-	-	-		-	-

NET LOSS	$(11,454)	$(4,639)	$(723)	$(351)		$778	$(16,389)

NET LOSS PER SHARE

Basic and Diluted loss per share:
Continuing operations	$(0.19)						$(0.18)
Discontinued operations	$0.00						$(0.00)
Total	$(0.19)						$(0.18)

WEIGHTED AVERAGE SHARES OUTSTANDING	61,342						91,064

ECOARK HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

(IN THOUSANDS)

	Ecoark Holdings, Inc.	Banner Midstream Corp.	Trend Discovery Holdings	Shamrock	Adjustments	Pro Forma Ecoark Holdings, Inc.
		(a)	(a)	(a)

CONTINUING OPERATIONS
Revenues	$1,062	$8,615	$405	$19	$-	$10,101

Cost of revenues	(699)	(7,053)	-	(172)	-	(7,924)

Gross profit	363	1,562	405	(153)	-	2,177

OPERATING EXPENSES
Salary and salary related costs	4,848	2,117	-	-	-	6,965
Professional fees and consulting	1,315	-	-	-	-	1,315
Other selling, general and administrative expenses	5,028	2,201	22	92	-	7,343

Research and development	3,320	-	-	-	-	3,320
Total operating expenses	14,511	4,318	22	92	-	18,943

Loss from continuing operations	(14,148)	(2,756)	383	(245)	-	(16,766)

OTHER INCOME (EXPENSE)
Change in fair value of derivative liability	3,160	-	-	-	-	3,160
Loss on exchange of warrants for common stock	-	-	-	-	-	-
Gain on conversion of credit facility	-	-	-	-	-	-
Gain on sale of equipment/properties	-	-	-	-	-	-
Forgiveness of debt	-	-	-	-	-	-
Other income (expense)	-	524	-	-	-	524
Interest expense, net	(417)	(1,168)	-	(2)	-	(1,587)

Total other income (expense)	2,743	(644)	-	(2)	-	2,097

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES AND DISCONTINUED OPERATIONS	(11,405)	(3,400)	383	(247)	-	(14,669)
Loss from discontinued operations	(2,243)	(308)	-	-	-	(2,551)
Total discontinued operations	(2,243)	(308)	-	-	-	(2,551)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(13,648)	(3,708)	383	(247)	-	(17,220)
Provision for income taxes	(2)	-	-	-	-	(2)

NET LOSS	$(13,650)	$(3,708)	$383	$(247)	$-	$(17,222)

NET LOSS PER SHARE

Basic and Diluted loss per share:
Continuing operations	$(0.22)					$(0.16)
Discontinued operations	$(0.04)					$(0.03)
Total	$(0.27)					$(0.19)

WEIGHTED AVERAGE SHARES OUTSTANDING	51,010					91,064

(a)	Represent the year ended December 31, 2018